UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2008 (November 18, 2008)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountants.

On November 18, 2008, the Audit Committee of the Board of Directors of Synthesis Energy Systems, Inc. (the “Company”) approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

KPMG’s audit reports on the consolidated financial statements of the Company and subsidiaries (a development stage enterprise) as of June 30, 2008 and 2007 and for each of the years in the three-year period ended June 30, 2008 and for the period from November 4, 2003 (inception) to June 30, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s audit report on the consolidated financial statements of the Company and subsidiaries for the periods stated above contained a separate paragraph stating that “As discussed in Notes 8 and 4, respectively, to the consolidated financial statements, effective July 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, and effective July 1, 2006, the Company adopted the fair value method of accounting for stock-based compensation as required by Statement of Financial Accounting Standards No. 123(R),  Share-Based Payment.”

KPMG’s audit report on the effectiveness of internal control over financial reporting as of June 30, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of June 30, 2008 because of material weaknesses on the achievement of the objectives in the control criteria and contains an explanatory paragraph regarding the material weaknesses surrounding (1) accounting for complex and non-routine transactions and (2) monitoring of internal controls within the period-end close process.

During the fiscal years ended June 30, 2008 and 2007 and the subsequent interim period through November 18, 2008, there were no: (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinions to the subject matter of the disagreements, or (ii) “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v), except as noted above related to the material weaknesses identified as of June 30, 2008.

KPMG was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A letter from KPMG is attached hereto as Exhibit 16.1.

On November 18, 2008, the Audit Committee of the Board of Directors engaged PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2009. During the fiscal years ended June 30, 2008 and 2007 and the subsequent interim period prior to the engagement of PwC, the Company did not consult with PwC regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

16.1

Letter from KPMG LLP regarding change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: November 24, 2008	/s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer

Exhibit Index

16.1

Letter from KPMG LLP regarding change in certifying accountants.